Fees Summary	Jun. 30, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 70,370,000.00
Previously Paid Amount	0.00
Total Fee Amount	9,718.10
Total Offset Amount	0.00
Net Fee	$ 9,718.10